Exhibit 10.1.3

SECOND AMENDMENT TO CONTRACT

THIS SECOND AMENDMENT TO CONTRACT (this “Amendment”) is made and entered into as of August 15, 2022 between Eagle IV Realty, LLC, a Delaware limited liability company (“Seller”), and Irwin Leitgeb Trust dated October 16, 1995 as amended and restated on December 10, 2012 (“Buyer”).

WHEREAS, Seller and Buyer have entered into that certain Contract dated July 15, 2022 with respect to certain real property and improvements commonly known as Eagle Lake Business Centre IV located at 11400 73rd Avenue North, Maple Grove (Hennepin County), Minnesota 55369 (as more specifically defined in the Contract).

WHEREAS, Seller and Buyer have entered into that certain First Amendment to Contract dated August 12, 2022 (as so amended, the “Contract”).

WHEREAS, Seller and Buyer desire to further amend the Contract as provided herein.

NOW THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         In 1.3 of the Contract, the definition of the words “Decision Date" shall be changed to August 17, 2022.

2.         Unless defined otherwise in this Amendment, the capitalized terms appearing herein shall have the same definitions as appear in the Contract.

3.         All of the terms and conditions of the Contract, except as herein expressly modified, shall remain unmodified and in full force and effect. As used herein and in the Contract, the term Contract shall mean the Contract as amended by this Amendment.

4.         This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Further, each party hereto may rely upon a PDF counterpart or an electronic signature of this Amendment or detached signature page therefrom that has been executed by the other party hereto as if the same were the executed original thereof, and the other party shall be bound thereby.

5.         The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

SELLER:	Eagle IV Realty LLC,
a Delaware limited liability company,
	By:	SB Partners Real Estate Corporation,
a New York corporation, its manager

By:
Name:	Martin J. Cawley
Title:	Vice President

BUYER:	Wells Fargo Bank, N.A., as agent for Irwin Leitgeb Trust dated October 16, 1995, as amended and restated on December 10. 2012

By:
Name:	Adam Doud
Title:	Senior Vice President

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